UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K
CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 8, 2008 (July 3, 2008)

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.
 (Exact name of registrant as specified in its charter)

Florida	0-51420	20-3061892
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

RIVER CENTER I 50 E RIVER CENTER BLVD, SUITE 820 COVINGTON, KY 41011
(Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code:	(859) 581-5111

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
______________________________________________________________________________________

This Current Report on Form 8-K and other reports filed from time to time with the Securities and Exchange Commission by Valley Forge Composite Technologies, Inc., a Florida corporation (the “Company”), contains certain forward-looking statements and information based upon the beliefs of, and currently available to, the Company’s management, as well as estimates and assumptions made by the Company’s management regarding the Company’s financial conditions, future operating performance, results of operations and other statements that are not statements of historical fact. The words “expect”, “project”, “estimate”, “believe”, “anticipate”, “intend”, “plan”, “forecast” or the negative of these terms and similar expressions and variations thereof are intended to identify such forward-looking statements. Such statements reflect the current view of the Company with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to the Company’s industry, operations and results of operations and any businesses that may be acquired by the Company. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may vary significantly from those anticipated, believed, estimated, expected, intended or planned.

Section 1 – Registrant’s Business and Operations

Item 1.01 Entry into a Material Definitive Agreement.

On July 3, 2008, Valley Forge Composite Technologies, Inc., (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”) with MKM Opportunity Master Fund, LLC (the “Investor”), pursuant to which the Company agreed to sell to the Investor an 8% Senior Convertible Note (the “Note”) with a principal amount of $500,000, which is convertible into shares of the Company’s common stock, par value $.001 per share (“Common Stock”), and a warrant to acquire up to an additional 1,000,000 shares of Common Stock (the “Warrant”) in a private placement (the “Offering”) pursuant to an exemption from registration under Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”). The Company intends to use the net proceeds from the Offering for working capital.

The Note matures on July 7, 2011, bears interest at a rate of 8% per annum and is convertible into shares of Common Stock at a conversion price of $0.50 per share, subject to adjustment.  The Warrant is exercisable for shares of Common Stock at an exercise price of $1.61 per share, subject to adjustment, and contains a cashless exercise provision available if the shares of Common Stock underlying the Warrant are not covered by an effective registration statement at any time following the six month anniversary of their issuance date. The Warrant is exercisable for a period of seven (7) years from the date of issuance of the Warrant.  Additionally, the Company may pay interest in additional shares of Common Stock if certain conditions are met.

Each of the Company’s subsidiaries agreed to guarantee the payment and performance by the Company of its obligations under the Purchase Agreement, pursuant to which the Investor may proceed directly against the Company’s subsidiaries without any requirement to first proceed or obtain any judgment against or exhaust any remedies with respect to the Company.

Pursuant to the terms of the Offering, if, at any time during the three (3) year period following the date of the Purchase Agreement, there is not an existing and effective registration statement covering all of the Registrable Securities and the Company shall determine to prepare and file with the Securities and Exchange Commission (the “SEC”) a registration statement relating to an offering for its own account or the account of others under the Securities Act of any of its equity securities (other than on Form S-4 or Form S-8 (each as promulgated under the Securities Act) or their then equivalents relating to equity securities to be issued solely in connection with any acquisition of any entity or business or equity securities issuable in connection with the Company’s stock option or other employee benefit plans), then the Company is obligated to deliver to the Investor a written notice of such determination and, if within fifteen (15) days after the date of the delivery of such notice, the Investor shall so request in writing, the Company shall include in such registration statement all or any part of such Registrable Securities the Investor requests to be registered; provided, however, that the Company shall not be required to register any Registrable Securities that are eligible for resale pursuant to Rule 144 (without volume restrictions).  For purposes of the Purchase Agreement, “Registrable Securities” means (i) the shares issued or issuable upon conversion of the Note (“Conversion Shares”), (ii) the shares issued or issuable upon exercise of the Warrant (“Warrant Shares”) and (iii) any capital stock of the Company issued or issuable with respect to the Conversion Shares, the Warrant Shares, the Note or the Warrant, including, without limitation, (1) as a result of any share split, share dividend, recapitalization, exchange or similar event or otherwise and (2) shares of capital stock of the Company into which the shares of Common Stock are converted or exchanged and shares of capital stock of a successor entity (as defined in the Warrant) into which the shares of Common Stock are converted or exchanged, in each case, without regard to any limitations on conversion of the Note or exercise of the Warrant.

Other than the filing with the SEC of a Notice on Form D with respect to the securities sold, as required under Regulation D, and one or more registration statements in accordance with the foregoing paragraph and any other filings as may be required by any state securities agencies, no further filing, consent or authorization is required by the Company in connection with the shares of Common Stock issuable upon conversion of the Note or exercise of the Warrant.

The Company has agreed that for a period of two (2) years from the date of the Purchase Agreement, the Investor will have the right to participate in any future offerings by the Company or any of its subsidiaries.

So long as the Note is outstanding, the Company has agreed to not, directly or indirectly, redeem, or declare or pay any cash dividend or distribution on, the Common Stock without the prior express written consent of the Investor.  Each of the Note and the Warrant restrict the Investor’s ownership of more than 9.99% of the Common Stock, which may be waived on 61 days prior notice by the Investor to the Company.

The Note contains customary events of default in Section 4(a) of the Note, which include, among other things, the occurrence of a default on payment of principal, interest or any applicable late charges when due and if not cured within 5 trading days thereafter, the suspension of trading of the Common Stock on an eligible market, bankruptcy or the default by the Company or any of its subsidiaries of $250,000 or more in other indebtedness.

Additionally, so long as the Note or Warrant remains outstanding, the Company is obligated to take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 120% of (i) the maximum number of shares of Common Stock issuable upon conversion of the Note (assuming that the Note is convertible at the conversion price of $0.50, subject to adjustment, and without regard to any limitations on the exercise of the Note set forth in the Note) and (ii) the maximum number of shares of Common Stock issuable upon exercise of the Warrant (without regard to any limitations on the exercise of the Warrant set forth in the Warrant)

In the event that for a period of two (2) years from the date of the Purchase Agreement, the Company issues or sells any shares of its Common Stock or securities convertible into Common Stock or exercisable for shares of Common Stock at less than the respective conversion or exercise prices of the Note or Warrant, the Company shall be obligated to adjust the conversion prices and/or the exercise prices of such securities to equal such lower price, as applicable.

The foregoing summary of the terms and conditions of the Purchase Agreement, the Note and the Warrant does not purport to be complete and is qualified in its entirety by reference to the full text of each of the aforementioned documents attached as exhibits hereto, and which are hereby incorporated herein by reference.

Section 2 – Financial Information

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under and Off-Balance Sheet Arrangement of a Registrant.

On July 3, 2008, the Investor agreed to lend $500,000 to the Company pursuant to the Note. See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of the financing transaction that included the issuance of the Note and the Warrant.

Section 3 – Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities.

See Item 1.01 of this Current Report on Form 8-K, which Item is incorporated herein by this reference, for a description of the terms of the financing transaction that included the issuance of the Note and the Warrant.

This Current Report shall not constitute an offer to sell, the solicitation of an offer to buy, nor shall there be any sale of these securities in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits

Exhibit	Description

10.1	Form of Securities Purchase Agreement.*

10.2	Form of Note.*

10.3	Form of Warrant.*

99.1	Press Release dated July 8, 2008.*

*           Filed herewith.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

VALLEY FORGE COMPOSITE TECHNOLOGIES, INC.

Date: July 8, 2008	By:	/s/ Louis J. Brothers
Louis J. Brothers
President, Secretary, Treasurer, and Authorized Officer